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                                                                   EXHIBIT 10.10

                               September 11, 2000

Boca-Mandy Acquisitions, Ltd.
and BO-MA, LLC
17152 Mandy Lynn Court
Boca Raton, Florida  33496

         Re:      Limited Partnership Agreement of Third Street
                  Partners, Ltd. (the "Partnership") of even date herewith (the "Partnership Agreement")

Ladies and Gentlemen:

         This will confirm our agreement as follows, supplementing and amending the captioned Partnership Agreement:

         1. All capitalized terms used herein and not specifically defined herein shall have the respective meanings assigned to those terms in the Partnership Agreement.

         2. Upon the closing of the acquisition by the Partnership of title to the Property (or title to the Property other than the Out Parcel), the Partnership (i) shall pay a brokerage commission in the amount of $100,000.00 to C.B. Schwaderer, Inc. and a brokerage commission in the amount of $50,000.000 to a firm (whose name and address will be provided by Boma) with which David Yudell is affiliated; and (ii) will indemnify, defend and hold harmless Boca, Boma and their respective partners, members, and officers from and against all claims, liabilities, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) asserted against, suffered or incurred by any of the foregoing indemnified parties by reason of any claims for the brokerage commissions referred to in the preceding clause (i). The Levitt Partners and the Related Partners will make additional capital contributions to the extent funds are needed by the Partnership in order to fund payment of all of said brokerage commissions at said closing of title.

         3. Supplementing Section 6.2.3(b)(xi) of the Partnership Agreement, if Boca or its designee does not acquire title to the Out Parcel by reason of the Seller's failure to deliver title thereto in accordance with the Purchase Agreement, the Partnership and Boca (or its designee) shall not enter into, and accordingly, Boca shall not be required to pay for, the Easement, and the Parking Space Note and Parking Space Mortgage shall not be executed or delivered.
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Boca Mandy Acquisitions, Ltd.
Page 2

         4. Nothing contained in any Affidavit of Capital Contributions signed by the General Partners shall diminish or otherwise affect the obligations of the Levitt Partners and the Related Partners to make additional capital contributions as and when required under the terms of the Partnership Agreement, as modified and supplemented hereby.

         5. As modified and supplemented hereby, the Partnership Agreement continues to remain in full force and effect.

         Please confirm your agreement with the foregoing by signing and returning to the undersigned a copy of this letter agreement.

                                    Very truly yours,

                                    TRG-BRN, LLC, a General Partner of the
                                    Partnership



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                    LEV-BRN, INC., a General Partner of the
                                    Partnership



                                    By:
                                         ---------------------------------------
                                         Elliott M. Wiener, President

                                    THE RELATED GROUP OF FLORIDA,
                                    a Florida general partnership, a Limited
                                    Partner of the Partnership



                                    By:  Related Florida, Ltd.,
                                         a Florida limited partnership



                                    By:  Related Florida, Inc.,
                                         a Florida corporation, General Partner



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:
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Boca Mandy Acquisitions, Ltd.
Page 3

                                    By:  Related General of Florida, Ltd.,
                                         a Florida limited partnership

                                    By:  RCMP, Inc.,
                                         a Delaware corporation, General Partner

                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                    LEVITT AND SONS, INC., a Limited Partner of the Partnership


                                    By:
                                         ---------------------------------------
                                         Elliott M. Wiener, President

AGREED:

BO-MA,LLC,
a General Partner of the Partnership



By:
   ---------------------------------------
   Jane Yudell, President

BOCA-MANDY ACQUISITIONS, LTD.,
a Limited Partner of the Partnership



By:
   ---------------------------------------
   Jane Yudell, President